SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 30, 2003

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA                           94568
                (Address of Principal Executive Offices)                                              (Zip Code)

(925) 241-2400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. EXHIBITS

Exhibit 99.1	Press Release dated June 30, 2003, entitled "E-LOAN, Inc. To Be Added to Russell Indexes."

ITEM 9. REGULATION FD DISCLOSURE.

On June 30, 2003, E-LOAN, Inc. issued a press release announcing that it will join the Russell 2000(R) and Russell 3000(R) stock indexes when they are reconstituted on June 30, 2003, according to a preliminary list of additions issued on June 27, 2003 by Frank Russell Company (the “Release”). A copy of the Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: June 30, 2003

EXHIBIT INDEX

Exhibit No. 99.1	Description Press Release dated June 30, 2003, entitled "E-LOAN, Inc. To Be Added to Russell Indexes."